NVIDIA TO ACQUIRE MELLANOX

March 11, 2019

SAFE HARBOR

Forward Looking Statements

All statements included or incorporated by reference in this communication, other than statements or characterizations of historical fact, are forward-looking statements within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on NVIDIA's current expectations, estimates and projections about its business and industry, management's beliefs, and certain assumptions made by NVIDIA and Mellanox, all of which are subject to change. Forward-looking statements can often be identified by words such as "anticipates," "expects," "intends," "plans," "predicts," "believes," "seeks," "goals," "likely," "might," "project," "target," "estimates," "may," "will," "should," "would," "could," "potential," "continue," "ongoing," or similar expressions, and variations or negatives of these words. Certain statements in this press release including, but not limited to, statements as to the proposed transaction and acquisition of Mellanox by NVIDIA, including statements regarding the benefits of the transaction and what the combined companies will offer, the timing, price and closing conditions of the transaction, and statements regarding the companies' products and markets are forward-looking statements that are subject to risks and uncertainties that could cause results to be materially different than expectations.

These forward-looking statements are based on current expectations and are not guarantees of future results. Many factors could cause actual future events to differ materially from the forward looking statements in this document, including the following, among others: the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the companies' business and the price of its stock; uncertainties as to the timing of the consummation of the transaction and the failure to satisfy the conditions to the consummation of the transaction, including the receipt of certain governmental and regulatory approvals; the potential for regulatory authorities to require divestitures, behavioral remedies or other concessions in order to obtain their approval of the proposed transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; the effect of the announcement or pendency of the transaction on NVIDIA's business relationships, operating results, and business generally; delays, disruptions or increased costs in the integration of Mellanox's technology in existing or new products; Mellanox shareholders may not approve the transaction; expected benefits and other financial benefits of the transaction may not be realized; integration of the acquisition post-closing may not occur as anticipated, and the combined companies' ability to achieve the growth prospects and synergies expected from the transaction, as well as delays, challenges and expenses associated with integrating the combined companies' existing businesses may incur; litigation related to the transaction or otherwise or limitations or restrictions imposed by regulatory authorities may delay or negatively impact the transaction; unanticipated restructuring costs may be incurred or undisclosed liabilities assumed; attempts to retain key personnel and customers may not succeed; risks related to diverting management's attention from NVIDIA's ongoing business operations; the business combination or the combined company's products may not be supported by third parties; actions by competitors may negatively impact results; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction; there may be negative changes in general economic conditions in the regions or the industries in which NVIDIA and Mellanox operate; and other risks described in NVIDIA's and Mellanox's filings with the Securities and Exchange Commission ("**SEC**"). In addition, please refer to the documents that NVIDIA and Mellanox file with the Securities and Exchange Commission on Forms 10-K, 10-Q, and 8-K. These filings identify and address other important risks and uncertainties that could cause events and results to differ materially from those contained in the forward-looking statements set forth in this document. These forward-looking statements are not guarantees of future events performance and speak only as of the date hereof, and, except as required by law, NVIDIA and Mellanox disclaim any obligation to update these forward-looking statements to reflect future events or circumstances.

In addition, actual results are subject to other risks and uncertainties that relate more broadly to NVIDIA's overall business, including those more fully described in NVIDIA's filings with the SEC including its annual report on Form 10-K for the fiscal year ended January 27, 2019, and Mellanox's overall business and financial condition, including those more fully described in Mellanox's filings with the SEC including its annual report on Form 10-K for the fiscal year ended December 31, 2018. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and NVIDIA's filings with the SEC.

Except as required by applicable law, NVIDIA does not undertake any obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. NVIDIA can give no assurance that the conditions to the transaction will be satisfied.

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction. Mellanox intends to file with the SEC and mail or otherwise provide to its shareholders a proxy statement in connection with the proposed transaction with NVIDIA (the "**proxy statement**"), and each party will file other documents regarding the proposed transaction with the SEC. The definitive proxy statement will be sent or given to the shareholders of Mellanox and will contain important information about the proposed transaction and related matters. This communication is not a substitute for the proxy statement or any other document that may be filed by Mellanox with the SEC. **Investors and security holders are urged to read the proxy statement in its entirety and other relevant documents filed with the SEC in connection with the proposed transaction or incorporated by reference therein when they become available before making any voting or investment decision with respect to the proposed transaction because they will contain important information about the proposed transaction and the parties to the proposed transaction.**

You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC's website (www.sec.gov). In addition, investors and shareholders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by NVIDIA on NVIDIA's Investor Relations website (https://investor.nvidia.com/) or by writing to NVIDIA, Investor Relations, 2788 San Tomas Expressway, Santa Clara, CA 95051 (for documents filed with the SEC by NVIDIA), or by Mellanox on Mellanox's Investor Relations website (ir.mellanox.com) or by writing to Mellanox, Investor Relations, Hakidma 26 Ofer Industrial Park Yokneam Israel, 2069200, IR@mellanox.com (for documents filed with the SEC by Mellanox).

Participants in the Solicitation

NVIDIA, Mellanox and certain of their respective directors, executive officers, other members of management and employees and agents retained, may, under SEC rules, be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Mellanox shareholders in connection with the proposed transaction will be set forth in the proxy statement when it is filed with the SEC. You can find more detailed information about NVIDIA's executive officers and directors in its definitive proxy statement filed with the SEC on April 6, 2018. You can find more detailed information about Mellanox's executive officers and directors in its annual report on Form 10-K filed with the SEC on February 21, 2019. To the extent holdings of securities by each company's directors or executive officers have changed since the amounts disclosed in each company's respective proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding these persons and their interests in the proposed transaction will be included in the proxy statement relating to the proposed transaction when it is filed with the SEC. These documents, when available, can be obtained free of charge from the sources indicated above.

Financial Measures

This presentation contains historical revenue amounts for certain of our market platforms and businesses which provides investors with additional information to supplement the segment reporting information contained in our Form 10-K for the fiscal year ended January 28, 2018. In addition to U.S. GAAP financials, this presentation includes certain non-GAAP financial measures. These non-GAAP financial measures are in addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with U.S. GAAP. See our website for a reconciliation between each non-GAAP measure and the most comparable GAAP measure. Where we present non-GAAP financial measures, including non-GAAP gross margin, non-GAAP operating margin, and free cash flow we generally exclude stock-based compensation, product warranty charge, restructuring costs, and other charges, where applicable. Free cash flow is calculated as GAAP net cash provided by operating activities less purchases of property and equipment and intangible assets.

A LEADING HPC PLATFORM

Unites world-class computing and networking capabilities to address a $60 billion+ datacenter market opportunity

Strengthens NVIDIA's ability to provide datacenter-scale computing across the full stack — processing, networking, and storage

Fosters the next-generation HPC and AI platform for datacenters and supercomputers

Builds on the companies' long history of collaboration and joint innovation

Financially attractive — accretive to NVIDIA's non-GAAP gross margin, non-GAAP EPS and free cash flow

DATACENTER-SCALE PERFORMANCE



10^7
10^5
10^3
GPU PERFORMANCE
CPU
PERFORMANCE
1980
1990
2000
2010
2020

Post Moore's Law



+

NVIDIA Accelerated Computing
plus
Mellanox Accelerated Networking



Pod 1
Pod 2
Pod 3
Pod 4
Pod 5
Pod 6
Pod 7
Pod 8
Traffic Growth
Internal
To Internet (Egress)

Emerging AI and Data Analytics
Workloads Demand Datacenter-Scale
Optimization

MELLANOX IS A LEADER IN HIGH-SPEED INTERCONNECTS & NETWORKING

Supercomputing



Cloud / Hyperscale



Enterprise



hadoop | **Application Acceleration: Storage, Big Data, AI/ML** | NVMe OVER FABRICS POWERED BY RoCE

OvS Open vSwitch | **Virtualization & Security Acceleration** | security

RoCE • InfiniBand RDMA | **Efficient Data Movement** | DPDK DATA PLANE DEVELOPMENT KIT


BlueField

DPDK: Data Plane Development Kit | OVS: Open Virtual Switch | NVMe: Non-Volatile Express | RDMA: Remote Direct Memory Access | RoCE: RDMA over Converged Ethernet

LONGSTANDING HISTORY OF COLLABORATION

DGX-2 — THE WORLD'S MOST ADVANCED AI MACHINE


16x Tesla V100 32GB
12x NVSwitch
NVLink Plane Card
10x EDR IB/100 GigE
Mellanox
TECHNOLOGIES
2x Xeon Platinum
1.5TB System Memory
PCIe Switch Complex
30TB NVME SSDs

POWERING THE LEADING SUPERCOMPUTERS

#1 SUMMIT (U.S.)

Peak PFlop/s: 201
GPUs: 27,648 NVIDIA GV100
Interconnect: 4.6k MLNX NICs


IBM

NVIDIA GPUs 127 of the TOP500

#2 SIERRA (U.S.)

Peak PFlop/s: 126
GPUs: 17,280 NVIDIA GV100
Interconnect: 4.3k MLNX NICs


IBM

Mellanox Interconnects 265 of the TOP500

Together, NVIDIA's accelerated computing platform and Mellanox's intelligent networking solutions power over half of the world's TOP500 supercomputers

ADOPTED BY CLOUD AND COMPUTING LEADERS

Alibaba Cloud aliyun.com | aws | Baidu Cloud | Google Cloud | Azure | ORACLE Cloud Infrastructure | Tencent Cloud



CISCO



DELL



HPE



IBM



LENOVO

ENORMOUS MARKET OPPORTUNITY

$60B+ Total Addressable Market


$11B
High-Speed Networking
$50B
Computing
2023

TRANSACTION SUMMARY

TRANSACTION CONSIDERATION	▪ $125 per share in cash ▪ $6.9B in enterprise value
FINANCIAL IMPACT	▪ Expected to be accretive to non-GAAP gross margin, non-GAAP EPS and free cash flow, immediately after close ▪ Intend to fund the acquisition through balance sheet cash ▪ No change to NVIDIA's previously announced capital return program
APPROVAL PROCESS	▪ Approved by NVIDIA and Mellanox Boards of Directors ▪ Subject to approval by Mellanox shareholders ▪ Subject to regulatory approvals
EXPECTED CLOSING	▪ Expected to close by end of 2019 ▪ Customary closing conditions

Q&A

Q&A